SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 12, 2012

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard

Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

First Quarter 2012 Earnings

 Please see Exhibit 99 for the Registrant's 2012 first quarter earnings release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 99 -  Registrant's 2012 First Quarter Earnings Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: April 17, 2012	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit 99                      Registrant's 2012 First Quarter Earnings Release